Significant Concentrations	12 Months Ended
Dec. 31, 2016
Significant Concentrations [Abstract]
Significant Concentrations

NOTE 13 – SIGNIFICANT CONCENTRATIONS

We sell our oil and natural gas primarily through a marketing contract with AEM. AEM is our marketing agent and acts on our behalf to market our oil and natural gas to any purchasers identified by AEM. We are a part owner of AEM with an ownership interest of less than 10%. AEM markets our oil and natural gas and sells it under short-term contracts generally with month-to-month pricing based on published regional indices, with differentials for transportation, location, and quality taken into account. AEM remits monthly collections of these sales to us, and receives a 1% marketing fee. The fee charged to us by AEM for marketing is recorded as a marketing and transportation expense. Our marketing agreement with AEM commenced in June 2013. This agreement will terminate in June 2018, with additional provisions for extensions beyond five years and for early termination. AEM marketed majority of our production from operated fields between 2014 and 2016. Production from non-operated fields was marketed on our behalf by the operators of those properties.

For the year ended December 31, 2016, revenues marketed by AEM were $160.7 million, or 80% of total revenue excluding hedging activities. For the year ended December 31, 2015, revenues marketed by AEM were $178.2 million, or 73.9% of total revenue excluding hedging activities. For the year ended December 31, 2014, revenues marketed by AEM were $220.9 million, or 51.1% of total revenue excluding hedging activities, and based on revenues excluding hedging activities, one major customer, Murphy Oil Corporation accounted for 10% or more of those revenues, with revenues excluding hedges of $61.2 million. We believe that the loss of any of our significant customers, or of our marketing agent AEM, would not have a material adverse effect on us because alternative purchasers are readily available.